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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 27, 2005

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

           Maryland                   001-13145                  36-4150422
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       (State or other          (Commission File Number)        (IRS Employer
jurisdiction of Incorporation)                               Identification No.)

           200 East Randolph Drive, Chicago, IL              60601
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         (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code:  (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under Securities
     Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 27, 2005, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the first quarter ended March 31, 2005. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     The following exhibit is included with this Report:

     99.1. Press release issued by Jones Lang LaSalle Incorporated on April 27, 2005 announcing its financial results for the first quarter ended March 31, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2005                  JONES LANG LASALLE INCORPORATED


                                       By:    /s/ Lauralee E. Martin
                                              ------------------------------
                                       Name:  Lauralee E. Martin

                                       Title: Executive Vice President, Chief
                                              Financial Officer and Chief
                                              Operating Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on April 27, 2005 announcing its financial results for the first quarter ended March 31, 2005.